Prospectus Supplement
John Hancock Exchange-Traded Fund Trust
John Hancock Preferred Income ETF (the fund)
Supplement dated October 30, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective October 30, 2025 (the Effective Date), Caryn E. Rothman, CFA and Jonas Grazulis, CFA no longer serve as portfolio managers of the fund. As of the Effective Date, Joseph H. Bozoyan, CFA and James Gearhart, CFA will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, all references to Caryn E. Rothman, CFA and Jonas Grazulis, CFA are removed from the Summary Prospectus.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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